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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 1999
                                                          --------------


               CSX Trade Receivables Corporation on behalf of the
                       CSXT Trade Receivables Master Trust
          (Issuer in respect of the CSXT Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
       -----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-25567              59-3168541
           --------                     ---------              ----------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)          File No.)          Identification No.)


                         Route 688
                        P.O. Box 87
                     Doswell, Virginia                           23047
                     -----------------                           -----
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Item 5.        Other Events.

               The Registrant is filing the exhibit listed in Item 7 below.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               Exhibit 7.1   Monthly   Statement   for  the  6.00%   Trade
                             Receivables  Participation   Certificates,   Series
                             1998-1   with   respect  to  the  April  26,   1999
                             Distribution Date.

                                   Signatures

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.


                                          CSXT TRADE RECEIVABLES MASTER TRUST

                                    By:   CSX TRADE RECEIVABLES CORPORATION



                                          /s/ROBERT M. PEEBLES
                                          --------------------
                                          Robert M. Peebles
                                          Vice President-Accounting


Date:  June 9, 1999

                                  EXHIBIT LIST
                                  ------------





Exhibit
-------


7.1     Monthly  Statement  for  the  6.00%  Trade   Receivables   Participation
        Certificates,   Series  1998-1  with  respect  to  the  April  26,  1999
        Distribution Date


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